Exhibit 10.18

ADDENDUM TO LEASE AGREEMENT

BETWEEN

TRADESTATION TECHNOLOGIES, INC. (TENANT)

AND

SPRINGCREEK PLACE, LTD. (LANDLORD)

DATED JUNE 12, 1996

AND

AMENDED ON 10-12-98, 5-28-99 and 7-25-02

This Addendum to Lease Agreement, dated and effective as of July 31, 2007, amends the existing Lease Agreement, as previously amended (described above), for premises located at 1820 North Glenville Drive, Suite 102 in Richardson, TX. (as previously amended, the “Lease”). All the terms and conditions set forth in the Lease shall remain unmodified and of full force and effect, with the following exceptions:

I.	The expiration date shall be extended to 7-31-2012.

II.	The base rental rate shall be as follows:

a.	$11,270per month from August 1, 2007 through July 31, 2008.

b.	$11,550 per month from August 1, 2008 through July 31, 2009.

c.	$11,835 per month from August 1, 2009 through July 31, 2010.

d.	$12,115 per month from August 1, 2010 through July 31, 2011.

e.	$12,398 per month from August 1, 2011 through July 31, 2012.

III.	The base year shall be changed to 2007.

IV.	Tenant accepts the lease space on an “as is” basis; provided, however, Landlord and Tenant intend to cause the interior improvements to be substantially remodeled as shown on the attached floor plan and contractor’s estimate of work. The cost of the remodeling will be shared between Landlord and Tenant as follows:

a.	Landlord will pay a total of $95,000.00.

b.	Tenant will pay a total of $150,000.00.

c.	Work in excess of the above amounts or work changes that alter the floor plan or add additional items are the responsibility of Tenant.

d.	Payments on the work will be made as the work progresses with each progress payment being proportionately split between Landlord and Tenant.

1

V.	Landlord grants to Tenant one (1), five (5) year renewal option. The option must be exercised in writing, by Tenant, to Landlord at least 180 days prior to the lease maturity. The market rate for the option period will be determined by the then existing market. This option will become null and void if Tenant ever goes into default on the lease agreement.

VI.	Provided Lessee is not in monetary default under the Lease, Lessor hereby grants to Lessee a one-time option to cancel the Lease on July 31, 2010, provided Lessee (i) gives Lessor prior written notice of the exercise of such option no later than April 30, 2010, and (ii) simultaneously with the giving of such notice pays to Lessor $60,000 as consideration for the early cancellation of the Lease.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed and delivered this Addendum on the respective dates listed below, causing this Addendum to be effective as of the date first above written.

TENANT: TradeStation Technologies, Inc.

By:	/s/ Marc J. Stone	Date:	9/4/07
Marc J. Stone, Vice President

LANDLORD: Springcreek Place, Ltd.

By:	/s/ John S. Dryden	Date:	8/29/07
John S. Dryden, President of 46 Corp.
General Partner of Springcreek Place, Ltd.

2

OAKMONT CONSTRUCTION. INC.

TRADE STATION

ATTN: MR. JOHN DRYDEN

SCOPE OF WORK PER DRAWING Dated 17 September 2007

DEMOLITION
WALLS	LF	298	$9.00	$2,682.00
REPAIR WALLS WHERE DEMO WALL INTERSECTED, TAPE, BED	EACH	8	$55.00	$440.00
REPAIR CEILINGS AT DEMO WALLS	SF	2,384	$1.00	$2,384.00
DEMO 9’ CEILING	SF	2,624	$0.42	$1,102.08
CARPET AND BASE	SF	13,525	$0.25	$3,381.25
DEMO DOORS	EACH	9	$15.00	$135.00
DEMO CABINETS IN KITCHEN, 4 RESTROOMS	EACH	5	$85.00	$425.00
DEMO TOILET PARTITIONS	EACH	11	$35.00	$385.00
DEMO CEILING BOARD	SF	13,525	$0.29	$3,922.25
DUMPSTER EXPENSE	EACH	12	$350.00	$4,200.00

NEW WALL CONSTRUCTION
NEW WALLS	LF	298	$26.50	$7,897.00
SHEETROCK HEADER AT CEILING TRANSITION, TAPE, BED	LF	22	$25.00	$550.00
REPAIR WALLS IN RESTROOMS AND KITCHEN	EACH	5	$135.00	$675.00
CLOSE DOOR OPENINGS IN PARTITIONS, TAPE, BED	EACH	2	$165.00	$330.00
CUT OPENINGS FOR NEW HALLWAY IN IT ROOM, TAPE, BED	EACH	2	$155.00	$310.00

WALL FINISHES
TAPE, BED, NEW WALLS	SF	5,960	$0.85	$5,066.00
PAINTING NEW WALLS	SF	5,960	$0.49	$2,920.40
PAINTING EXISTING WALLS	SF	31,098	$0.49	$15,238.02
HOT PATCH OLD ELECTRICAL, DATA OUTLETS, TAPE, BED	EACH	35	$18.00	$630.00
TAPE, BED, PRIME SHEETROCK SEAMS IN RESTROOMS	SF	2,250	$0.85	$1,912.50
PAINT SHEETROCK CEILINGS IN RESTROOMS	SF	800	$0.55	$440.00
SKIM AND PREP WALLS FOR WALLPAPER IN RESTROOMS	SF	594	$0.60	$356.40
WALLPAPER ON RESTROOM WALLS	SF	2,250	$2.25	$5,062.50
WALLPAPER ON RECEPTION AREA WALLS	SF	603	$2.25	$1,356.75
EXTEND WALLS FOR 10’ CEILING, TAPE, BED	LF	224	$16.00	$3,584.00
TAPE, BED, PRlME SHEETROCK SEAMS AT NEW 10’ CEILINGS	SF	2,016	$0.85	$1,713.60

FRAMES AND DOORS
PAINTING INTERIOR DOOR FRAMES	EACH	54	$45.00	$2,430.00
PAINTING EXTERIOR DOORS AND FRAMES	EACH	3	$85.00	$255.00
REMOVE AND RELOCATE EXISTING DOORS	EACH	9	$165.00	$1,485.00

CEILINGS
INSTALL NEW CEILING BOARDS	SF	13,525	$0.75	$10,143.75
REMOVE / INSTALL NEW CEILING GRID	SF	836	$0.75	$627.00
REVEAL EDGE CEILING TILE IN RECEPTION	SF	800	$1.50	$1,200.00
INSTALL NEW 10’ CEILING	SF	2,624	$2.25	$5,904.00

RESTROOM ACCESSORIES
TOTAL ACCESSORIES				$2,427.00
TOILET PARTITION COMPARTMENTS	EACH	12	$650.00	$7,800.00

CABINETS
RESTROOM VANITY TOPS W/ ADA PANELS	LF	30	$85.00	$2,550.00
REFINISHED UPPER AND LOWER CABINETS IN KITCHEN FULL SPLASH	LF	18	$185.00	$3,330.00
RECEPTION COUNTER	LF	14	$350.00	$4,900.00

ELECTRICAL SYSTEMS				$38,577.00

PLUMBING
NEW RESTROOM SINKS / FAUCETS	EACH	7	$528.00	$3,696.00
NEW KITCHEN SINK / FAUCET, DISPOSAL, DISHWASHER	EACH	1	$993.00	$993.00
REMOVE / INSTALL WATER HEATER UNDER KITCHEN SINK	EACH	1	$435.00	$435.00
NEW COMMODES	EACH	8	$577.00	$4,616.00
NEW URINALS	EACH	2	$748.00	$1,496.00

HVAC SYSTEMS PER ATTACHMENT
NEW STEP SUPPLY GRILLS				$16,500.00
REPLACE EXISTING TORN AND DAMAGED DUCT WITH NEW DUCT

GENERAL REQUIREMENTS
CLEAN UP AND HAUL TRASH AT NEW CONSTRUCTION				$678.00

OAKMONT OH AND SUPERVISION	8%			$14,171.32

STATE SALES TAX	7.75%			$14,826.74

TOTAL ESTIMATE				$206,139.56

HVAC OPTION A PER ATTACHMENT			ADD	$5,000.00
ELECTRICAL REQUIREMENTS				$345.00

HVAC OPTION B PER ATTACHMENT			ADD	$7,200.00
ELECTRICAL REQUIREMENTS				$850.00

HVAC OPTION C PER ATTACHMENT			ADD	$3,400.00
ELECTRICAL / ROOFING REQUIREMENTS				$1,424.00

OAKMONT CONSTRUCTION, INC,

TRADE STATION

ATTN: MR. JOHN DRYDEN

OWNER EXPENSES

CARPET AND BASE

WOOD FLOORING IN RECEPTION AREA

CERAMIC TILE IN RESTROOMS

REPAIR HVAC SYSTEMS IF REQUIRED

ROOFING REPAIR IF REQUIRED

FINAL CLEAN

TENANT EXPENSES

SECURlTY SYSTEMS IF REQUIRED

SUPPORT NEW PHONE WIRING ABOVE CEILING PER FIRE CODE

APPLIANCES IF REQUIRED

BRUCE EDWARDS 214-546-7605

OAKMONT CONSTRUCTION INC.

TRADE STATION

ATTN: MR. JOHN DRYDEN

SCOPE OF WORK

ELECTRICAL REQUIREMENTS

DEMO ELECTRICAL: RELOCATE ELECTRICAL LIGHT SWITCHING, OUTLETS				$1,567.00

INSTALL LIGHT SWITCHES	EACH	26	$85.00	$2,210.00

DUPLEX OUTLETS	EACH	27	$85.00	$2,295.00
GFI OUTLETS IN KITCHEN	EACH	4	$85.00	$340.00
DEDICATED OUTLETS	EACH	4	$185.00	$740.00
IT ROOM ELECTRICAL	EACH	4	$220.00	$880.00
RECONNECT WATER HEATER				$145.00
NEW BATH EXHAUST FANS	EACH	4	$145.00	$580.00

LABEL ELECTRICAL PANEL				$500.00
T-8 2’ X 4’ PARABOLIC LIGHT FIXTURES	EACH	170	$145.00	$24,650.00

INSTALL 100 AMP PANEL IN IT ROOM				$4,435.00
UPS CONNECTIONS				$235.00

TOTAL ESTIMATE				$38,577.00

New Floor Plan 9/17/07

Current Floor Plan 9/17/07

OAKMONT CONSTRUCTION, INC.

TRADE STATION

ATTN: MR. ROBERT PEREZ

SCOPE OF WORK PER EMAIL DRAWINGS DATED 17 SEPTEMBER 2007

DEMOLITION, NEW CONSTRUCTION

DEMO INTERIOR WALLS, NEW WALLS

DEMO CABINETS IN KITCHEN, (4) RESTROOMS, REPLACE WITH NEW LAMINATE CABINETS, COUNTERTOPS

NEW RECEPTION COUNTER SIMILAR TO PICTURES EMAILED

DEMO EXISTING TOILET PARTITIONS, NEW TOILET PARTITIONS

LAMINATE & TOILET PARTITION COLORS TO BE SELECTED BY TENANT FROM CONTRACTOR SAMPLES

CEILINGS

REMOVE 13,525 SF CEILING BOARD, NEW NON-DIRECTIONAL 2’ X 4’ LAY-IN CEILING BOARD

DROP EDGE 2’ X 2’ NON-DIRECTIONAL CEILING BOARD IN RECEPTION AREA

WALL FINISHES

PAINT NEW & EXISTING WALLS

WALLPAPER ON RESTROOM & RECEPTION AREA WALLS

MATCH EXISTING WALL COLORS

WALLPAPER COLORS TO SELECTED BY TENANT FROM CONTRACTOR SAMPLES

FRAMES AND DOORS

PAINT INTERIOR DOOR FRAMES

PAINT EXTERIOR DOORS AND FRAMES

COLORS TO BE SELECTED BY TENANT FROM CONTRACTOR SAMPLES

RESTROOM ACCESSORIES FOR (4) RESTROOMS

MIRRORS

PAPER TOWEL DISPENSERS

TOILET PAPER DISPENSERS

ELECTRICAL SYSTEMS
NEW LIGHT SWITCHING PER STATE ENERGY CODE
DUPLEX OUTLETS	EACH	27
GFI OUTLETS IN KITCHEN	EACH	4
DEDICATED OUTLETS	EACH	4
IT ROOM ELECTRICAL	EACH	4
NEW BATH EXHAUST FANS IN (4) RESTROOMS
LABEL ELECTRICAL PANEL
NEW T-8 2’ X 4’ PARABOLIC LIGHT FIXTURES 13,525 SF
INSTALL 100 AMP PANEL IN IT ROOM
UPS CONNECTIONS

PLUMBING

NEW RESTROOMS (4), KITCHEN ADA SINKS / FAUCETS, & DISPOSAL IN KITCHEN

NEW COMMODES, URINALS IN 4 RESTROOMS

HVAC SYSTEMS

NEW STEP SUPPLY GRILLS (13,525 SF)

REPLACE EXISTING TORN AND DAMAGED DUCT WITH NEW DUCT(13,525 SF)

FLOORING SYSTEMS

CERAMIC TILE IN (4) RESTROOMS

WOOD FLOORING IN RECEPTION AREA

CT IN KITCHEN AREA

CARPET WITH RUBBER BASE ALL OTHER AREAS / BALANCE OF 13,525 SF

COLORS AND TYPE TO BE SELECTED BY TENANT FROM OWNER SAMPLES